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                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    Form 8-K
                            CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                ---------------

      Date of Report (Date of Earliest Event Reported): March 12, 2002


                           GulfMark Offshore, Inc.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Delaware
          ------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


          000-22853                                  76-0526032
   -------------------------                   ----------------------
  (Commission File Number)               (I.R.S. Employer Identification No.)


   4400 Post Oak Parkway, Suite 1170, Houston, Texas               77027
   -------------------------------------------------              ----------
   (Address of Principal Executive Offices)                       (Zip Code)


                                   (713)963-9522
          -------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                          N/A
          --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





                     (Exhibit Index Located on Page 4)



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ITEM 5.    OTHER EVENTS
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     GulfMark Offshore, Inc., a Delaware corporation (the "Registrant"), filed a shelf registration statement on Form S-3 (Registration No. 333-44696) on August 28, 2000 (the "Registration Statement") under the Securities Act of 1933. The Securities and Exchange Commission declared the Registration Statement effective on September 13, 2000. The Registrant supplemented the Registration Statement with a Prospectus Supplement dated March 12, 2002 filed under the Securities Act of 1933. On March 12, 2002, the Registrant entered into an Underwriting Agreement with Lehman Brothers Inc., A.G. Edwards & Sons, Inc., CIBC World Markets Corp., and Stifel, Nicolaus & Company, Incorporated (the "Underwriting Agreement") in connection with the Registrant's public offering and sale of up to 1,500,000 shares of common stock (plus up to an additional 225,000 shares of common stock that may be issued upon the exercise, by the underwriters, of their over-allotment option, for a total of up to 1,725,000 shares of common stock) (collectively, the "Shares"). This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement relating to the public offering of the Shares, and all such exhibits are hereby incorporated into the Registration Statement by reference.

Item 7.  Financial Statements and Exhibits

   (c)     Exhibits

     1.1 Underwriting Agreement, dated March 12, 2002, between GulfMark Offshore, Inc., Lehman Brothers Inc., A.G. Edwards & Sons, Inc., CIBC World Markets Corp., and Stifel, Nicolaus & Company, Incorporated.

      5.1 Opinion of Strasburger & Price, LLP as to the legality of the securities registered.

      23.1 Consent of Strasburger & Price, LLP (included in Exhibit 5.1).















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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GulfMark Offshore, Inc.


Date: March 18, 2002                    By: /s/ Edward A. Guthrie
                                            -------------------------
                                            Edward A. Guthrie
                                            Executive Vice President and
                                            Chief Financial Officer




































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                            EXHIBIT INDEX

Exhibit No.                   Description
-----------       ----------------------------------------

 1.1 Underwriting Agreement, dated March 12, 2002, between GulfMark Offshore, Inc., Lehman Brothers Inc., A.G. Edwards & Sons, Inc., CIBC World Markets Corp., and Stifel, Nicolaus & Company, Incorporated.

 5.1 Opinion of Strasburger & Price, LLP as to the legality of the securities registered.

23.1  Consent of Strasburger & Price, LLP (included in Exhibit 5.1).





































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